UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2021

LIAONING SHUIYUN QINGHE RICE INDUSTRY CO., LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-30432	22-2335094
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.3205-3209, South Building, No.3,
Intelligence Industrial Park, No.39 Hulan West Road,
Baoshan District, Shanghai, China

(Address of principal executive offices)

+86-21 6605 0886

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SYQH	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01  Change in Registrant’s Certifying Accountant

On December 9, 2021, the Board of Directors of Liaoning Shuiyun Qinghe Rice Industry Co., Ltd., a Delaware corporation (“we” or “us”), dismissed Friedman LLP (“Friedman”) from its position as our independent registered public accountant, effective immediately. Except as noted in the paragraph immediately below, the reports of Friedman on the Company’s financial statements for the years ended April 30, 2021 and 2020 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Friedman on the Company’s financial statements as of and for the years ended April 30, 2021 and 2020 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to the Company’s lack of revenues and insufficient cash and working capital for its planned activities, which raised doubt about its ability to continue as a going concern.

During the years ended April 30, 2021 and 2020, the Company has not had any disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Friedman’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended April 30, 2021 and 2020, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that Friedman furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

Concurrently therewith, we retained the firm of Paris, Kreit & Chiu CPA LLP (“PKC”), to audit our financial statements for our fiscal year ending April 30, 2022.

During the fiscal years ended April 30, 2021 and 2020, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted PKC regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and PKC did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Friedman on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.1	Consent of Friedman LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIAONING SHUIYUN QINGHE RICE INDUSTRY CO., LTD.

Dated: December 9, 2021	By:	/s/ HE BaoBing
HE BaoBing
Chief Executive Officer

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